UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Information Required in Proxy Statement

Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to § 240.14a-12

Lazard Ltd

(Name of Registrant as Specified In Its Charter)

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MMMMMMMMMMMM + C 1234567890 000004 MMMMMMM ENDORSEMENT_LINE SACKPACK MMMMMMMMM MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Online Go to www.investorvote.com/LAZ or scan the QR code — login details are located in the shaded bar below. Votes submitted electronically must be received by 11:59pm, Eastern Daylight Time, on April 27, 2020. Shareholder Meeting Notice 1234 5678 9012 345 Important Notice Regarding the Availability of Proxy Materials for the Lazard Ltd Shareholder Meeting to be Held on April 28, 2020 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2020 proxy statement and 2019 annual report to shareholders are available at: www.investorvote.com/LAZ Easy Online Access — View your proxy materials and vote. Step 1: Go to www.investorvote.com/LAZ. Step 2: Click on the icon on the right to view meeting materials. Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before April 17, 2020 to facilitate timely delivery. 2NOT COY + 037HBC

Shareholder Meeting Notice Lazard Ltd Annual Meeting of Shareholders will be held on April 28, 2020 at Rosewood Tucker’s Point Hotel, 60 Tucker’s Point Drive, Hamilton Parish, HS 02, Bermuda at 5:30 p.m. Bermuda Time (4:30 p.m. Eastern Daylight Time). Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. 1. Election of Directors: 01 - Kenneth M. Jacobs 02 - Michelle Jarrard 03 - Iris Knobloch 04 - Philip A. Laskawy The Board of Directors recommends you vote “FOR ALL” of the Director nominees. 2. Non-binding advisory vote regarding executive compensation. The Board of Directors recommends you vote “FOR” this matter. 3. Ratification of appointment of Deloitte & Touche LLP as Lazard Ltd’s independent registered public accounting firm for 2020 and authorization of the Board of Directors, acting by its Audit Committee, to set their remuneration. The Board of Directors recommends you vote “FOR” this matter. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.investorvote.com/LAZ. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials Lazard Ltd” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, requests for a paper copy of proxy materials must be received by April 17, 2020.